SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 14, 2002

eLOYALTY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27975 (Commission File Number)	36-4304577 (IRS Employer Identification No.)

150 North Field Drive, Suite 250, Lake Forest, Illinois (Address of Principal Executive Offices)	60045 (Zip Code)

Registrant’s telephone number, including area code: (847) 582-7000

Item 9.  Regulation FD Disclosure.

     The information in this Current Report on Form 8-K, including the exhibits listed below, is being furnished, not filed, pursuant to Regulation FD. The information in this report and in such exhibits shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this report and in such exhibits shall not be deemed to be incorporated by reference into the eLoyalty Corporation (“eLoyalty”) filings under the Securities Act of 1933, as amended.

     Attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2 are certifications of the Chief Executive Officer and the Chief Financial Officer of eLoyalty furnished pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 regarding the Quarterly Report on Form 10-Q of eLoyalty Corporation for the quarter ended September 28, 2002.

Exhibit 99.1	Certification of Chief Executive Officer of eLoyalty, dated November 12, 2002, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Exhibit 99.2	Certification of Chief Financial Officer of eLoyalty, dated November 12, 2002, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eLOYALTY CORPORATION

Date: November 14, 2002	By: Timothy J. Cunningham Timothy J. Cunningham Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

Exhibit 99.1	Certification of Chief Executive Officer of eLoyalty, dated November 12, 2002, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Exhibit 99.2	Certification of Chief Financial Officer of eLoyalty, dated November 12, 2002, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

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